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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 1, 2001



                        SERVICE MERCHANDISE COMPANY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          TENNESSEE                        1-9223                62-0816060
----------------------------      ------------------------    ----------------
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)


   7100 SERVICE MERCHANDISE BOULEVARD
          BRENTWOOD, TENNESSEE                                       37027
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (615) 660-6000




                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.    Other Events

           See attached press release.

Item 7(c). Exhibits

           99.1     Press Release dated February 1, 2001.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Service Merchandise Company, Inc.



Date: February 6, 2001               By: /s/ C. Steven Moore
                                         ---------------------------------------
                                         C. Steven Moore
                                         Senior Vice President,
                                         Chief Administrative Officer,
                                         Secretary and General Counsel












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                                  EXHIBIT INDEX


        No.         Exhibit
        ---         -------

       99.1         Press Release dated February 1, 2001.